UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K /A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — December 29, 2009
VUZIX CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)
75 Town Centre Drive, Rochester, New York 14623
(Address of principal executive offices)(Zipcode)
(585) 359-5900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On December 28, 2009, Vuzix Corporation (the “Company”) filed a report on Form 8-k relating to, among other things, the initial public offering of its securities to the public. Attached as Exhibit 99.1 to that Report was a press release that incorrectly described the number of securities sold and the proceeds to the Company of that sale and that was not in fact the press release issued by the Company

     The press release actually issued by the Company correctly described the number of securities sold to the public and the proceeds to the Company of that sale. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release issued by the Company on December 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2009	VUZIX CORPORATION
	By:	/s/ Paul J. Travers
Paul J. Travers
Chief Executive Officer and President